UNITED STATES

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __)

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Hudson Technologies, Inc.

(Name of Registrant as Specified in Its Charter)

_____________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HUDSON TECHNOLOGIES, INC.

275 North Middletown Road

Pearl River, New York 10965

August 16, 2004

Dear Fellow Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders which will be held on Friday, September 10, 2004 at 10:00 A.M., local time at the Pearl River Hilton, 500 Veterans Memorial Highway, Pearl River, New York 10965.

The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please inform our Transfer Agent, Continental Stock Transfer & Trust Company, at 17 Battery Place, New York, New York 10004, in writing, of the correct address.

Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.

Cordially,

Kevin J. Zugibe, P.E.
Chairman of the Board, President
and Chief Executive Officer

HUDSON TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 10, 2004

To the Shareholders of HUDSON TECHNOLOGIES, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Hudson Technologies, Inc. (the "Company") will be held on Friday, September 10, 2004 at 10:00 A.M., local time, at the Pearl River Hilton, 500 Veterans Memorial Highway, Pearl River, New York 10965 for the following purposes:

1. To elect a class of four directors who shall serve until the Annual Meeting of Shareholders to be held in 2006 or until their successors have been elected and qualified;

2. To approve the Company's 2004 Stock Incentive Plan; and

3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only shareholders of record at the close of business on August 6, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

By Order of the Board of Directors

Stephen P. Mandracchia
Secretary

August 16, 2004

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

PROXY STATEMENT

HUDSON TECHNOLOGIES, INC.

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 10, 2004

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hudson Technologies, Inc. (the "Company" or "Hudson") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Friday, September 10, 2004, and including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

Management intends to mail this proxy statement and the accompanying form of proxy to shareholders on or about August 18, 2004.

Proxies in the accompanying form, duly executed, returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

The address and telephone number of the principal executive offices of the Company are:

275 North Middletown Road

Pearl River, New York 10965

Telephone No.: (845) 735-6000

OUTSTANDING STOCK AND VOTING RIGHTS

Only shareholders of record at the close of business on August 6, 2004 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 25,517,594 shares of the Company's common stock, par value $.01 per share ("Common Stock") the only class of voting securities of the Company. Each share of Common Stock entitles the holder thereof to one vote on each matter submitted to a vote at the Annual Meeting.

VOTING PROCEDURES

Directors will be elected by a plurality of the votes cast by the holders of Common Stock in person or represented by proxy at the Annual Meeting, provided a quorum is present at the meeting. All other matters to be acted upon at the meeting, will be decided by the majority of the votes cast by the holders of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum is present. A quorum will be present at the Annual Meeting if the holders of a majority of the outstanding shares of Common Stock as of the Record Date are present in person or represented by proxy. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of Continental Stock Transfer & Trust Company, the Company's transfer agent.

In accordance with applicable law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. Based upon the Company's understanding of the requirements of the law of the State of New York and the Certificate of Incorporation and By-laws, as amended (the "By-laws"), of the Company, "votes cast" at a meeting of shareholders by the holders of shares entitled to vote are determinative of the outcome of the matter to be voted on. Failures to vote, broker non-votes and abstentions will not be considered "votes cast."

Proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company's By-laws provide that the Board of Directors (the "Board") is divided into two classes. Each class is to have a term of two years (the term of each class expiring in successive years) and is to consist, as nearly as possible, of one-half of the number of directors constituting the entire Board. The By-laws provide that the number of directors shall be fixed by the Board of Directors but in any event, shall be no less than seven (7) (subject to decrease by a resolution adopted by the shareholders).

At the Annual Meeting, a class of four directors will be elected for a two-year term expiring at the Annual Meeting of Shareholders to be held in 2006. Messrs. Dominic J. Monetta, Harry C. Schell, Robert M. Zech and Kevin J. Zugibe are the nominees for election to such positions. Messrs. Vincent P. Abbatecola, Robert L. Burr and Otto C. Morch will not stand for election at the Annual Meeting because their respective terms expire at the Annual Meeting of Shareholders to be held in 2005.

Proxies will be voted for the nominees named below, unless authority is withheld. Should any nominee not be available for election, proxies will be voted for such substitute nominee as may be designated by the Board of Directors. Each of the nominees has indicated to the Board that he will be available.

The following is information with respect to the nominees for election as directors at the Annual Meeting:

Name	Age	Position
Dominic J. Monetta	62	Director
Harry C. Schell	70	Director
Robert M. Zech Kevin J. Zugibe	38 40	Director Chief Executive Officer, Chairman and Director

Dominic J. Monetta has been a director of the Company since April 1996. Since August 1993, Mr. Monetta has been the President of Resource Alternatives, Inc., a corporate development firm concentrating on solving management and technological problems facing chief executive officers and their senior executives. From December 1991 to May 1993, Mr. Monetta served as the Director of Defense Research and Engineering for the Research and Advanced Technology Office of the United States Department of Defense. From June 1989 to December 1991, Mr. Monetta served as the Director of the Office of New Production Reactors of the United States Department of Energy.

Harry C. Schell has been a director of the Company since August 1998. Mr. Schell has been a private investor since 1994. Mr. Schell served as Chairman, President and Chief Executive Officer of BICC Cables Corporation, a company engaged in the manufacture of wires and cable products, from 1990 to January 1994, and was President and Chief Executive Officer of BICC's predecessor Company, Cablec Corporation, from 1984 to 1990. Mr. Schell was President and Chief Executive Officer of Phelps Dodge Cable and Wire Company, a company engaged in the production of wire and cable products, from 1974 to 1984. Mr. Schell serves on the board of directors of the BICC Group and BICC Cables Corporation, Phillips Cables Limited, National Electrical Manufacturers Association and the United Way of Rockland County (New York).

Robert M. Zech has been a Director of the Company since June 1999. Mr. Zech has been a Partner of Windcrest Discovery Investments LLC, an investment management firm, since its inception in October 2001. Mr. Zech has a consulting agreement with J.P. Morgan Partners, an affiliate of J.P. Morgan Chase & Co., under which he provides consulting services to Fleming US Discovery Partners, L.P., a private equity sponsor affiliated with J.P. Morgan Chase & Co. Fleming US Discovery Partners, L.P. is the general partner of Fleming US Discovery Fund III, L.P. and Fleming US Discovery Offshore Fund III, L.P. Mr. Zech was employed by J.P. Morgan Chase & Co. from April 1996 to October 2001. Previously, Mr. Zech was an Associate with Cramer Rosenthal McGlynn, Inc., an investment management firm, served as an Associate with Wolfensohn & Co., a mergers & acquisitions advisory firm, and was a Financial Analyst at leveraged buyout sponsor Merrill Lynch Capital Partners, Inc. and in the investment banking division of Merrill Lynch & Co. Mr. Zech serves on the Board of Directors of Displaytech, Inc.

Kevin J. Zugibe, P.E., a founder of the Company, has been Chairman of the Board and Chief Executive Officer of the Company since its inception in 1991. From May 1987 to May 1994, Mr. Zugibe was employed as a power engineer with Orange and Rockland Utilities, Inc., a major public utility, where he was responsible for all HVAC applications. Mr. Zugibe is a licensed professional engineer, and from December 1990 to May 1994, he was a member of Kevin J. Zugibe & Associates, a professional engineering firm. Mr. Zugibe is the brother-in-law of Stephen P. Mandracchia, the Company's Vice President and Secretary.

The following is information with respect to the directors whose terms of office expire at the Annual Meeting of Shareholders to be held in the year 2005:

Name	Age	Position
Vincent P. Abbatecola	58	Director
Robert L. Burr	53	Director
Otto C. Morch	70	Director

Vincent P. Abbatecola has been a director of the Company since June 1994. Mr. Abbatecola is the Vice President of ABBEY ICE & SPRING WATER, a packaged ice and bottled water company serving the New York metropolitan area. He is past chairman of the International Packaged Ice Association. Mr. Abbatecola also serves on the Board of Nyack Hospital, Rockland Board of Governors and Rockland Business Association Board of Directors.

Robert L. Burr has been a Director of the Company since August 1999. Mr. Burr has been a Partner of Windcrest Discovery Investments LLC, an investment management firm, since its inception in October 2001. Mr. Burr has a consulting agreement with J.P. Morgan Partners, an affiliate of J.P. Morgan Chase & Co., under which he provides consulting services to Fleming US Discovery Partners, L.P., a private equity sponsor affiliated with J.P. Morgan Chase & Co. Fleming US Discovery Partners, L.P. is the general partner of Fleming US Discovery Fund III, L.P. and Fleming US Discovery Offshore Fund III, L.P. Mr. Burr was employed by J. P. Morgan Chase & Co. from July 1995 to October 2001. Previously, Mr. Burr served as head of Private Equity at Kidder, Peabody & Co., Inc., the Managing General Partner of Morgan Stanley Ventures and General Partner of Morgan Stanley Venture Capital Fund I, L.P., and was a corporate lending officer with Citibank, N.A. Mr. Burr serves on the Board of Directors of Displaytech, Inc. and Impax Laboratories, Inc.

Otto C. Morch has been a director of the Company since March 1996. Mr. Morch was Senior Vice President, Commercial Banking, at Provident Savings Bank, F.A., for more than five years until his retirement in December 1997.

Committees of the Board of Directors

The Company has established a Compensation /Stock Option Committee of the Board of Directors, which is responsible for recommending the compensation of the Company's executive officers and for the administration of the Company's Stock Option Plans. The members of such Committee are Messrs. Abbatecola, Burr, Morch and Zech. The Compensation/Stock Option Committee held three meetings during Fiscal 2003. The Company also has an Audit Committee of the Board of Directors, which supervises the audit and financial procedures of the Company. The members of the Audit Committee are Messrs. Abbatecola, Morch and Monetta. The Board of Directors has determined that each member of the Audit Committee and Mr. Schell is an "independent director" within the meaning of Nasdaq Marketplace Rule 4200. The Audit Committee held three meetings during Fiscal 2003. The Audit Committee has adopted a written charter, a copy of which is attached as Appendix A to this Proxy Statement. The Company also has an Executive Committee of the Board of Directors, which is authorized to exercise the powers of the Board of Directors in the general supervision and control of the business affairs of the Company during the intervals between meetings of the board. The members of the Executive Committee are Messrs. Burr, Schell and Zugibe. The Company's Occupational, Safety and Environmental Protection Committee, which is responsible for satisfying the Board that the Company's Environmental, Health and Safety policies, plans and procedures are adequate. The members of the Occupational, Safety and Environmental Protection Committee are Messrs. Monetta and Zugibe. The Company does not have a nominating committee of the Board or other Board committee performing similar functions and all directors participate in the consideration of director nominations. Each of the Company's current independent directors have expressed their willingness and desire to continue serving on the Board and have made personal investments in Company stock. The Company believes that due to the Company's size and financial condition, the compensation paid to directors, the current independent directors' continued willingness to continue to serve under such circumstances, and since Nasdaq Marketplace rules regarding director nominations do not apply to small business issuers, such as the Company, until July 31, 2005, that it is both unnecessary and inappropriate at this time to create a nominating committee.

Audit Committee Report

In January 2004, the Audit Committee met with management to review and discuss the audit and the procedures and timing of the audit. In March 2004, the Audit Committee met with management to review and discuss the audited financial statements. The Audit Committee also conducted discussions with the Company's independent auditors, BDO Seidman, LLP, regarding the matters required by the Statement on Auditing Standards No. 61. As required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," the Audit Committee has discussed with and received the required written disclosures and confirming letter from BDO Seidman, LLP regarding its independence and has discussed with BDO Seidman, LLP its independence. Based upon the review and discussions referred to above, the Audit Committee ratified its prior recommendation to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003.

The Audit Committee-

Vincent Abbatecola, Otto Morch and Dominic Monetta.

Executive Officers

In addition to Kevin J. Zugibe, Messrs., Stephen P. Mandracchia, Brian Coleman, Charles F. Harkins, Jr. and James R. Buscemi serve as executive officers of the Company. Executive officers are elected annually and serve at the pleasure of the Board. The following is information with respect to such executive officers:

James R. Buscemi, 50, has been Chief Financial Officer of the Company since December 2002, and served as Corporate Controller since joining the Company in June 1998. Prior to joining the Company, Mr. Buscemi held various financial positions with Avnet, Inc., including Chief Financial Officer of Avnet's electric motors and component part subsidiary, Brownell Electro, Inc.

Brian F. Coleman, 42, has been President and Chief Operating Officer of the Company since August 21, 2001 and served as Chief Financial Officer of the Company from May 1997 to December 2002. From June 1987 to May 1997, Mr. Coleman was employed by, and since July 1995, was a partner of, BDO Seidman, LLP, the Company's independent auditors.

Charles F. Harkins, Jr., 41, has been Vice President of Sales and Operations since December 2003. He served as Vice President of Refrigerant Product Services from October 2000 to December 2003, and has served in a variety of capacities since joining the Company in 1992. Prior to joining the Company, Mr. Harkins served in the U.S. Army for 13 years attaining the rank of Staff Sergeant; he is a graduate of the U.S. Army Engineer School and the U.S. Army Chemical School.

Stephen P. Mandracchia, 44, has been Vice President of the Company since August 2003, and has been Secretary of the Company since April 1995. He served as Vice President of the Company since 1993, as Executive Vice President from 1997 to March 2002, and Vice President of Operation from November 2000 to August 2003. Mr. Mandracchia is responsible for legal and regulatory affairs and human resources for the Company. Mr. Mandracchia was a member of the law firm of Martin, Vandewalle, Donohue, Mandracchia & McGahan, a Great Neck, New York law firm until December 31, 1995 (having been affiliated with such firm since August 1983). Mr. Mandracchia is the brother-in-law of Kevin J. Zugibe.

COMMUNICATIONS WITH THE BOARD

The Board of Directors has established a process for shareholders to send communications to the Board of Directors. Shareholders may communicate with the Board of Directors individually or as a group by writing to: The Board of Directors of Hudson Technologies, Inc. c/o Corporate Secretary, 275 North Middletown Road, Pearl River, NY 10965. Shareholders should identify their communication as being from a stockholder of the Company. The Corporate Secretary may require reasonable evidence that the communication or other submission is made by a stockholder of the Company before transmitting the communication to the Board of Directors.

BOARD ATTENDANCE AT ANNUAL STOCKHOLDER MEETINGS

The Company has a policy that strongly encourages directors to attend the Company's Annual Meeting of Shareholders. Last year's Annual Meeting of Shareholders was attended by six of the Company's directors.

CONSIDERATION OF DIRECTOR NOMINEES

Shareholders of the Company wishing to recommend director candidates to the Board must submit their recommendations in writing to the Board, c/o Corporate Secretary, Hudson Technologies, Inc., 275 North Middletown Road, Pearl River, NY 10965.

The Board will consider nominees recommended by the Company's shareholders provided that the recommendation contains sufficient information for the Board to assess the suitability of the candidate, including the candidate's qualifications. Candidates recommended by shareholders that comply with these procedures will receive the same consideration that candidates recommended by the Board receive. The recommendations must also state the name of the stockholder who is submitting the recommendation. In addition, it must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under NASD Marketplace Rule 4200, or, alternatively, a statement that the recommended candidate would not be so barred. Each nomination is also required to set forth: (i) a representation that the stockholder making the nomination is a holder of record of capital stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated; (ii) a description of all arrangements and understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made by the stockholder; (iii) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission ("SEC") had the nominee been nominated by the Board of Directors; (iv) and the consent of each nominee to serve as a director of the Company if so elected. A nomination which does not comply with the above requirements or that is not received by the deadline referred to below will not be considered.

The qualities and skills sought in prospective members of the Board are determined by the Board. The Board generally requires that director candidates be qualified individuals who, if added to the Board, would provide the mix of director characteristics, experience, perspectives and skills appropriate for the Company. Criteria for selection of candidates will include, but not be limited to: (i) business and financial acumen, as determined by the Board in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of the Company's industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to the Company. Such persons should not have commitments that would conflict with the time commitments of a Director of the Company.

DEADLINE AND PROCEDURES FOR SUBMITTING BOARD NOMINATIONS

A shareholder wishing to nominate a candidate for election to the Board at the Annual Meeting of Shareholders to be held in 2005 is required to give written notice containing the required information specified above addressed to the Board, c/o Secretary of the Company, Hudson Technologies, Inc., 275 North Middletown Road, Pearl River, NY 10965 of his or her intention to make such a nomination. The notice of nomination and other required information must be received by the Company's Secretary no later than the latest date upon which shareholder proposals must be submitted to the Company for inclusion in the Company's proxy statement relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or other applicable rules or regulations under the federal securities laws or, if no such rules apply, at least 90 days prior to the date one year from the date of the immediately preceding annual meeting of shareholders.

With respect to the deadlines discussed above, if the date of the Annual Meeting of Shareholders to be held in 2005 is advanced by more than thirty days or delayed (other than as a result of adjournment) by more than thirty days from the anniversary of the Annual Meeting held in 2004, a stockholder must submit any such proposal to the Company no later than the close of business on the sixtieth day prior to the date of the 2005 Annual Meeting.

Section 16(a) Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership ("Reporting Persons") with the Securities and Exchange Commission (the "SEC"). Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the Company's review of the copies of such forms received by the Company, the Company believes that during the year ended December 31, 2003 all filing requirements applicable to its officers, directors, and greater than 10 percent beneficial shareholders were complied with.

PROPOSAL 2

APPROVAL OF 2004 STOCK INCENTIVE PLAN

At the Annual Meeting, the Company's shareholders will be asked to approve the adoption of the Company's 2004 Stock Incentive Plan (the "2004 Plan").

On July 30, 2004, the Board of Directors adopted, subject to shareholder approval, the 2004 Plan. The Board believes that, to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, key employees and other key persons and to promote the well-being of the Company, it is in the best interest of the Company and its shareholders to provide to officers, directors, key employees, consultants and other independent contractors who perform services for the Company, through the granting of stock options, restricted stock, deferred stock or other stock-based awards, the opportunity to participate in the value and/or appreciation in value of the Company's Common Stock. The Board has found that the grant of options under the Company's existing Option Plans has proven to be a valuable tool in attracting, retaining and motivating key employees. Accordingly, the Board believes that the 2004 Plan, which provides the Board or Board Committee administering the 2004 Plan, as the case may be, with greater flexibility with respect to certain terms under which awards may be granted as well as different types of awards, (a) will provide the Company with significant means to attract and retain talented personnel, (b) will result in saving cash, which otherwise would be required to maintain current key employees and adequately attract and reward key personnel and others who perform services for the Company, and (c) consequently, will prove beneficial to the Company's ability to be competitive. The last sale price of the Common Stock on August 16, 2004 was $1.08.

To date, no options or other awards have been granted under the 2004 Plan. If the 2004 Plan is approved by the shareholders, options or stock awards may be granted under the 2004 Plan, the timing, amounts and specific terms of which have not been determined at this time.

The following summary of the 2004 Plan does not purport to be complete, and is subject to and qualified in it is entirety by reference to the full text of the 2004 Plan, set forth as Exhibit "B" hereto.

Summary of the 2004 Plan

The 2004 Plan provides for the grant of any or all of the following types of awards (collectively, "Awards"): (a) stock options, (b) restricted stock, (c) deferred stock and (d) other stock-based awards. Awards may be granted singularly, in combination, or in tandem, as determined by the Board of Directors or the Committee (as defined below). Subject to anti-dilution adjustments as provided in the 2004 Plan, (i) a total of 2,500,000 shares of Common Stock have been reserved for distribution pursuant to the 2004 Plan, and (ii) the maximum number of shares subject to Awards to each of the Company's Chief Executive Officer and the four other highest compensated executive officers who are employed by the Company on the last day of any taxable year of the Company, shall be 1,250,000 shares during the term of the 2004 Plan.

The 2004 Plan will be administered by the Board of Directors (the "Board") or, at the discretion of the Board, by a committee (the "Committee") consisting of two or more non-employee members of the Board of Directors appointed by the Board. The Committee will determine, among other things, the persons to whom Awards will be granted, the type of Awards to be granted, the number of shares subject to each Award and, where applicable, the share price and other provisions of the Award. The Board or the Committee will also determine the term of Award, the restrictions or limitations thereon, and, in the case of options, the manner in which each such option may be exercised. Unless sooner terminated, the 2004 Plan will expire at the close of business on July 30, 2014.

The 2004 Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances, and also contains change of control provisions that, in certain circumstance, remove or eliminate any restrictions on the exercisability of stock options and all restrictions and deferral limitations contained in any other Award granted under the Plan.

The 2004 Plan will remain in effect until all Awards granted thereunder are exercised or terminated. Notwithstanding the forgoing, no Awards may be granted under the 2004 Plan after July 30, 2014.

Stock Options. The 2004 Plan provides for the grant of "incentive stock options" ("Incentive Stock Options"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for options not qualifying as Incentive Stock Options ("Non-Qualified Stock Options"). The Board or the Committee, as the case may be, shall determine those persons to whom stock options may be granted.

Incentive Stock Options granted under the 2004 Plan are non-transferable by the optionee during his lifetime. Non-Qualified Stock Options are transferable to the extent determined by the Board of the Committee and set forth in the related option agreements. The term of each option granted under the 2004 Plan will be fixed by the Board or the Committee, as the case may be, but no Incentive Stock Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary of the Company (a "10% Shareholder")) after the date on which the Option is granted and under certain circumstances as set forth in the 2004 Plan, may be exercised within three months following termination of employment (one year in the event of death of the optionee). Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board of the Committee, provided that the exercise price of an Incentive Stock Option may not be less than the fair market value of the shares underlying the option on the date the option is granted (not to be less than 110% of fair market value in the case of an Incentive Stock Option granted to a 10% Shareholder). The exercise price of Non-Qualified Stock Options is within the discretion of the Board or the Committee and may be any price not less than the fair market value of the shares underlying the option on the date of grant.

Under the 2004 Plan, the Company may not, in the aggregate, grant Incentive Stock Options that are first exercisable by any optionee during any calendar year (under all such plans of the optionee's employer corporation and its "parent" and "subsidiary" corporations, as those terms are defined in Section 424 of the Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted) exceeds $100,000.

The 2004 Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances.  Shares of Common Stock subject to Awards which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants.  No shares of Common Stock of the Company may be issued upon the exercise of any option granted under the 2004 Plan until the full option price has been paid by the optionee.  The Board of Directors or the Committee may grant individual options or other Awards under the 2004 Plan with more stringent provisions than those specified in the 2004 Plan.

Stock Options issued under the 2004 Plan become exercisable in such amounts, at such intervals and upon such terms and conditions as the Board or the Committee, as the case may be, determines. Stock Options are exercisable until the earlier of (i) a date set by the Board or the Committee, as the case may be, at the time of grant or (ii) the close of business on the day before the tenth anniversary of the option's date of grant (the day before the fifth anniversary of the option's date of grant in the case of an Incentive Stock Option granted to a 10% shareholder).

Restricted and Deferred Stock Awards. Under the 2004 Plan, the Board or the Committee may grant shares of restricted Common Stock either alone or in tandem with other Awards. Restricted and Deferred Stock awards give the recipient the right to receive a specified number of shares of Common Stock, subject to such terms, conditions and restrictions as the Board or the Committee deems appropriate. Restrictions may include limitations on the right to transfer the stock until the expiration of a specified period of time and forfeiture of the stock upon the occurrence of certain events such as the termination of employment prior to expiration of a specified period of time. In addition, a participant in the 2004 Plan who has received a Deferred Stock Award may request, under certain conditions, the Board or the Committee to defer the receipt of an Award (or an installment of an Award) for an additional specified period or until the occurrence of a specified event.

Other Stock Based Awards. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any parent or subsidiary of the Company, may be granted either alone or in tandem with other Awards. Shares of Common Stock subject to such Other Stock-Based Award under 2004 Plan and the applicable Other Stock-Based Award agreement, are non-transferable prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction or period of deferral lapses. Any Other Stock-Based Award and any Stock covered by any Other Stock-Based Award shall generally vest or be forfeited to the extent so provided in the Other Stock-Based Award agreement.

The following table provides certain information with respect to all of the Company's equity compensation plans in effect as of December 31, 2003.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column a)
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders:	1,864,259	$2.09	863,358

Equity compensation plans not approved by security holders (1):	136,842	$2.73	-

Total	2,001,101	$2.14	863,358

__________

  Represents the aggregate number of shares of Common Stock issuable upon exercise of individual arrangements with warrant holders. These warrants are five years in duration and expired in March 2004, contain anti-dilution provisions providing for adjustments of the exercise price under certain circumstances and have termination provisions similar to options and warrants granted under stockholder approved plans.

.

Certain Federal Income Tax Consequences of the 2004 Plan

The following is a brief summary of the Federal income tax aspects of Awards made under the 2004 Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

    Incentive Stock Options. The optionee will recognize no taxable income upon the grant or exercise of an Incentive Stock Option. Upon a disposition of the shares of Common Stock received upon exercise of an Incentive Stock Option after the later of two years from the date of grant and one year after the transfer of the shares to the optionee, (a) the optionee will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets in his or her hands; and (b) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment to the optionee for his or her taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the optionee. In the case of a disposition of shares in the same taxable year as the exercise where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above, (a) the optionee will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (b) the Company will qualify for a deduction equal to any such amount recognized, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code. The optionee will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets in his or her hands, as short-term or long-term capital gain, depending on the length of time that the optionee held the shares, and the Company will not qualify for a deduction with respect to such excess.

Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following the termination of the optionee's employment, the option will generally be taxed as a Non-Qualified Stock Option. See "Non-Qualified Stock Options."

2. Non-Qualified Stock Options. With respect to Non-Qualified Stock Options, (a) upon grant of the option, the optionee will recognize no income; (b) upon exercise of the option (if the shares are not subject to a substantial risk of forfeiture), the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code; (c) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the optionee; and (d) on a sale of the shares, the optionee will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as short-term or long-term capital gain or loss if the shares are capital assets in the optionee's hands depending upon the length of time that the optionee held the shares. If the optionee's shares acquired upon exercise are subject to a substantial risk of forfeiture, the optionee will have an election to treat the exercise as a taxable event or defer the Federal income tax consequences according to the rules described below in "Stock Awards."

3. Stock Awards. Unless a participant otherwise elects to be taxed upon receipt of shares of restricted or deferred stock under the 2004 Plan, the participant must include in his or her taxable income the difference between the fair market value of the shares and the amount paid, if any, for the shares, as of the first date the participant's interest in the shares is no longer subject to a substantial risk of forfeiture or such shares become transferable. A participant's rights in stock awarded under the 2004 Plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. Where shares of stock received under the 2004 Plan are subject to a substantial risk of forfeiture, the participant can elect to report the difference between the fair market value of the shares on the date of receipt and the amount paid, if any, for the stock as ordinary income in the year of receipt. To be effective, the election must be filed with the Internal Revenue Service within 30 days after the date the shares are transferred to the participant. The Company is entitled to a Federal income tax deduction equal in amount to the amount includable as compensation in the gross income of the participant, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code. The amount of taxable gain arising from a participant's sale of shares of restricted stock acquired pursuant to the 2004 Plan is equal to the excess of the amount realized on such sale over the sum of the amount paid, if any, for the stock and the compensation element included by the participant in taxable income.

4. Other Tax Matters. If unmatured installments of Awards are accelerated as a result of a Change of Control (as defined in the 2004 Plan), any amounts received from the exercise by a participant of a stock option, the lapse of restrictions on restricted stock or the deemed satisfaction of conditions of performance-based Awards may be included in determining whether or not a participant has received an "excess parachute payment" under Section 280G of the Code, which could result in (a) the imposition of a 20% Federal excise tax (in addition to Federal income tax) payable by the participant on certain payments of Common Stock or cash resulting from such exercise or deemed satisfaction of conditions of performance Awards from such exercise or deemed satisfaction of conditions of performance awards or, in the case of restricted stock, on all or a portion of the fair market value of the shares on the date the restrictions lapse and (b) the loss by the Company of a compensation deduction.

Recommendation

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 2.

EXECUTIVE COMPENSATION

The following table discloses for the years indicated, the compensation for the Company's Chief Executive Officer, and each other executive officers that earned over $100,000 during the fiscal year ended December 31, 2003 (the "Named Executives").

Summary Compensation Table
					Long Term Compensation

			Annual Compensation(1)		Awards
					Securities Underlying
Name	Position	Year	Salary	Bonus	Options #

Kevin J. Zugibe (2)	Chairman of the Board	2003	$145,136	--	123,000 shares
	and Chief Executive	2002	$ 97,471	--	45,000 shares
	Officer	2001	$ 76,366	--	170,000 shares

Brian F. Coleman	President and Chief	2003	$138,799	--	79,500 shares
	Operating Officer	2002	$138,799	--	--
		2001	$138,799	--	100,000 shares

James R. Buscemi	Chief Financial Officer	2003	$108,593	--	15,000 shares
		2002	$ 96,304	--	10,000 shares
		2001	$ 96,521	--	4,000 shares

Charles F. Harkins, Jr.	Vice President Sales	2003	$133,031	$10,000	85,000 shares
		2002	$110,079	$29,976	--
		2001	$108,852	$68,492	27,500 shares

Stephen P. Mandracchia	Vice President Legal and	2003	$123,800	--	60,000 shares
	Regulatory and Secretary	2002	$123,800	--	--
		2001	$123,800	--	15,000 shares

Neil B. Gafarian (3)	Vice President Sales and	2003	$139,500	$30,333	--
	Marketing	2002	$120,000	$37,917	40,000 shares

__________________________

  The value of personal benefits furnished to the Named Executives during 2001, 2002 and 2003 did not exceed 10% of their respective annual compensation.

  A certain portion of Mr. Zugibe's compensation has been paid in stock option awards rather than cash. As a result, options to purchase shares of common stock of 15,000, 45,000 and 120,000 for the years ended December 31, 2003, 2002 and 2001, respectively, were issued in lieu of cash compensation.

  Mr. Gafarian's employment with the Company terminated in August 2003.

Summary of Stock Options Granted to Executive Officers

The Company granted options, which, except as otherwise set forth below, vest upon the date of grant, to the Named Executives during the fiscal year ended December 31, 2003, as shown in the following table:

Summary of Option Grants in the 2003 Fiscal Year
Name	Position	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/sh)	Expiration Date
Kevin J. Zugibe	Chairman and Chief Executive Officer	15,000 50,000* 58,000	3.8% 12.6% 14.6%	$.77 $1.14 $1.14	1/3/08 4/7/08 4/7/08
James R. Buscemi	Chief Financial Officer	15,000*	3.8%	$1.14	4/7/08
Brian F. Coleman	President, Chief Operating Officer	42,000 37,500*	10.6% 9.4%	$1.14 $1.14	4/7/08 4/7/08
Charles F. Harkins	Vice President Sales	15,000 20,000* 50,000	3.8% 5.0% 12.6%	$1.14 $1.14 $1.14	4/7/08 4/7/08 4/7/08
Stephen P. Mandracchia	Vice President Legal and Secretary	40,000 20,000	10.1% 5.0%	$1.14 $1.14	4/7/08 4/7/08
Neil B. Gafarian	Vice President Sales & Marketing	-----	-----	-----	-----

* The underlying options vest quarterly commencing July 1, 2003 over a period of two years.

The following table sets forth information concerning the value of unexercised stock options held by the Named Executives at December 31, 2003. No options were exercised by the Named Executives during the fiscal year ended December 31, 2003.

Aggregated Fiscal Year End Option Values

Aggregated Fiscal Year End Option Values Table

			Number of Securities
			Underlying		Value of
			Unexercised Options		In-the-money Options
			At December 31, 2003		At December 31, 2003(1)
	Shares
	Acquired on
Name	Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Kevin J. Zugibe
Chairman and	--	--	431,086	47,914	$91,750	$31,250
Chief Executive Officer

Brian F. Coleman
President and Chief	--	--	187,900	30,100	$56,054	$23,436
Operating Officer

James R. Buscemi	--	--	26,625	9,375	$5,625	$5,625
Chief Financial Officer

Charles F. Harkins, Jr.	--	--	140,164	15,836	$72,500	$12,500
Vice President Sales

Stephen P. Mandracchia
Vice President Legal and	--	--	136,000	17,500	$47,500	$12,500
Regulatory And Secretary

Neil B. Gafarian (2)
Vice President Sales and	--	--	40,000	--	--	--
Marketing

_______________________

(1) Year-end values of unexercised in-the-money options represent the positive spread between the exercise price of such options and the year-end market value of the Common Stock of $1.15.

(2) Mr. Gafarian's employment with the Company terminated in August 2003.

Employment Agreement

The Company has entered into a two-year employment agreement with Kevin J. Zugibe, which expires in May 2005 and is automatically renewable for two successive terms. Pursuant to the agreement, effective February 1, 2000, Mr. Zugibe is receiving an annual base salary of $141,000 with such increases and bonuses as the Board may determine. During 2002, the Board of Directors and Mr. Zugibe agreed, at Mr. Zugibe's option, to reduce the cash compensation and issued, during 2002 and 2003, and aggregate of 60,000 additional stock options to Mr. Zugibe in satisfaction of his annual base salary. The Company is the beneficiary of a "key-man" insurance policy on the life of Mr. Zugibe in the amount of $1,000,000.

Stock Option Plans

Hudson has adopted each of an Employee Stock Option Plan (the "1994 Plan") and the 1997 Stock Option Plan (the "1997 Plan") pursuant to which an aggregate of 2,750,000 shares of common stock are currently reserved for issuance upon the exercise of options designated as either (i) options intended to constitute incentive stock options ("ISOs") under the Code, or (ii) nonqualified options. ISOs may be granted under either of the 1994 Plan or 1997 Plan to employees and officers of Hudson. Non-qualified options may be granted to consultants, directors (whether or not they are employees), employees or officers of Hudson. Stock appreciation rights may also be issued in tandem with stock options.

Each of the 1994 Plan and 1997 Plan is intended to qualify under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and is administered by the Compensation/Stock Option Committee of the Board of Directors. The Committee, within the limitations of each of the 1994 Plan and 1997 Plan, determines the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, the duration and rate of exercise of each option, the exercise price per share and the manner of exercise and the time, manner and form of payment upon exercise of an option. Unless sooner terminated, the 1994 Plan will expire on December 31, 2004 and the 1997 Plan will expire on June 11, 2007.

ISOs granted under either of the 1994 Plan or 1997 Plan may not be granted at a price less than the fair market value of the common stock on the date of grant (or 110% of fair market value in the case of persons holding 10% or more of the voting stock of Hudson). The aggregate fair market value of shares for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of Hudson) may not exceed $100,000. Non-qualified options granted under the 1994 Plan may not be granted at a price less than 85% of the market value of the common stock on the date of grant and new qualified options granted under the 1997 Plan may not be granted at a price less than the par value of our common stock. Options granted under the 1994 Plan and 1997 Plan will expire not more than ten years from the date of grant (five years in the case of ISOs granted to persons holding 10% or more of the voting stock of Hudson). Except as otherwise provided by the committee with respect to non-qualified options, all options granted under the 1994 Plan and 1997 Plan are not transferable during an optionee's lifetime but are transferable at death by will or by the laws of descent and distribution. In general, upon termination of employment of an optionee, all options granted to such person which are not exercisable on the date of such termination immediately terminate, and any options that are exercisable terminate 90 days following termination of employment.

As of December 31, 2003, the Company had options outstanding to purchase 537,902 shares of Common Stock under the 1994 Plan. During 2000, the Company granted options to purchase 40,000 shares each to Kevin J. Zugibe, Stephen P. Mandracchia and Thomas P. Zugibe exercisable at $2.375 per share. Such options vest and were fully exercisable as of August 3, 2000. During 2001, the Company granted options to purchase shares to Kevin J. Zugibe, 50,000 shares; Brian F. Coleman, 20,000 shares; Stephen P. Mandracchia, 15,000 shares; and Thomas P. Zugibe, 20,000 shares, all of which are exercisable at $2.55 per share. Such options vest quarterly in equal amounts over three years, commencing with the first quarter of 2002. In addition, during 2001, in lieu of salary, the Company also granted options to purchase 15,000 shares to Kevin J. Zugibe exercisable at $2.55 per share, all of which vested and were fully exercisable as of December 13, 2001. During 2001, the Company also granted options to purchase 80,000 shares to Brian F. Coleman exercisable at $2.55 per share, all of which vested as of December 13, 2001, and which became exercisable as follows: 39,215 on 12/13/01, 39,215 on 12/13/02 and 1,570 on 12/13/03. In addition, during 2001, the Company also granted options to certain employees to purchase 20,000 shares exercisable at $2.55 per share. Such options vest quarterly in equal amounts over three years, commencing with the first quarter of 2002. During 2002, the Company granted options to purchase 40,000 shares to Neil B. Gafarian exercisable at $2.65 per share. In addition, during 2002, in lieu of salary, the Company granted options to purchase 45,000 shares to Kevin J. Zugibe exercisable at prices ranging from $1.40 to $2.50 per share. During 2003, the Company granted options to purchase 73,000 shares to Kevin J. Zugibe, exercisable at prices ranging from $.77 to $1.14 per share. In addition, during 2003, the Company granted options to purchase 40,000 shares to Stephen P. Mandracchia, and 15,000 shares to Charles F. Harkins, all of which are exercisable at $1.14 per share. All such options vest immediately and become exercisable at various dates through June 2003.

As of December 31, 2003, the Company had options outstanding to purchase 1,163,000 shares of Common Stock under the 1997 Plan. During 1999, the Company granted options to purchase 1,000 shares each at an exercise price of $2.00 per share to Kevin J. Zugibe and Thomas P. Zugibe and such options vested and are fully exercisable as of November 3, 2000 and November 3, 1999, respectively. In addition, during 1999, the Company granted options to purchase 156,000 shares to certain officers, directors and employees, exercisable at prices ranging from $1.781 to $2.63 per share. During 2000, the Company granted options to purchase 100,000 shares at an exercise price of $2.375 per share to Kevin J. Zugibe, which options vest at a rate of 50% upon issuance and 50% on the first anniversary date, and which become exercisable as follows: 14,500 on 8/4/00, 27,500 on 11/3/00, 14,500 on 8/4/01, 27,000 on 11/3/01, 14,500 on 8/4/02 and 2,000 on 11/2/02. During 2000, the Company granted options to purchase 37,500 and 62,500 shares at an exercise price of $2.375 per share to Stephen P. Mandracchia and Thomas P. Zugibe, respectively. Such options vest at a rate of 50% upon issuance and 50% on the first anniversary date. In addition, during 2000, the Company also granted options to purchase 274,500 shares to certain officers, directors and employees, exercisable at prices ranging from $2.375 to $2.78 per share. During 2001, the Company granted options to purchase 105,000 shares at an exercise price of $2.375 per share to Kevin J. Zugibe, which options vested and were fully exercisable as of February 7, 2001, as to 60,000 shares, and as of October 23, 2001 as to 45,000 shares. In addition, during 2001, the Company granted options to purchase 131,000 shares to certain directors and employees ranging from $2.375 to $3.08 per share. Such options vested and were fully exercisable as of the date of issuance. During 2002, the Company granted options to purchase 10,000 shares to James R. Buscemi exercisable at $1.30 per share. In addition, during 2002, the Company granted options to purchase 68,400 shares to certain employees at prices ranging from $1.30 to $1.60 per share. During 2003, the Company granted options to purchase 50,000 shares to Kevin J. Zugibe, 37,500 shares to Brian F. Coleman, 20,000 shares to Stephen P. Mandracchia; 15,000 shares to Neil B. Gafarian; 20,000 shares to Charles F. Harkins; 15,000 shares to James R. Buscemi; and 15,000 shares to a certain employee, all of which options are exercisable at $1.14 per share. Such options vest quarterly in equal amounts over two years, commencing with the second quarter of 2003. During 2003, the Company granted options to purchase 42,000 shares at an exercise price of $1.14 per share to Brian F. Coleman, which options vested and were fully exercisable as of the date of issuance. During 2003, the Company granted options to purchase 50,000 shares at an exercise price of $1.10 per share to Charles F. Harkins, which options vested and were fully exercisable as of the date of issuance. In addition, during 2003, the Company granted options to purchase 45,000 shares to certain directors and employees, exercisable at prices ranging from $.85 to $.95 per share. All such 2003 options vested and were fully exercisable as of the date of issuance.

Compensation of Directors

For fiscal year 2003, non-employee directors received an annual fee of $3,000 and received reimbursement for out-of-pocket expenses incurred, and an attendance fee of $500 and $250, respectively, for attendance at meetings of the Board of Directors and Board committee meetings. In addition, commencing in August 1998, non-employee directors have received 5,000 nonqualified stock options per year of service under the Company's Stock Option Plans.

For fiscal year 2003, in addition to the standard annual director's remuneration, Mr. Schell received $20,000 and 5,000 stock options for serving as a director and a consultant to the Company. The additional stock options were issued with an exercise price equal to that of the other directors' option grants.

As of December 31, 2003, the Company has granted to Harry C. Schell nonqualified options to purchase 40,000 shares of Common Stock at exercise prices ranging from $.85 to $3.08 per share. In addition, as of December 31, 2003, the Company has granted to each of Dominic J. Monetta, Otto Morch and Vincent Abbatecola, nonqualified options to purchase 20,000 shares of Common Stock at exercise prices ranging from $.85 to $3.08 per share. In connection with the appointment of two of their nominees as members of the Board of Directors, the Company has granted to Fleming US Discovery Fund III, L.P. and Fleming US Discovery Offshore Fund III, L.P. nonqualified options to purchase 30,163 and 4,837 shares of common stock at exercise prices ranging from $.85 to $3.08 per share. The Company has also granted to Robert Zech nonqualified options to purchase 5,000 shares of Common Stock at an exercise price of $.85 per share. All such options issued to the directors are vested and fully exercisable at December 31, 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of Hudson's common stock by (i) each person known by Hudson to be the beneficial owner of more than 5% of Hudson's outstanding common stock, (ii) the Named Executives, (iii) each director of Hudson, and (iv) all directors and executive officers of Hudson as a group:

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percentage of Common Shares Owned
Kevin J. Zugibe	916,251	(3)	3.5%
Brian F. Coleman	269,664	(4)	1.0%
James R. Buscemi	52,312	(5)	*
Charles F. Harkins	165,568	(6)	*
Stephen P. Mandracchia	506,396	(7)	2.0%
Neil B. Gafarian	--	-	*
Vincent P. Abbatecola	44,409	(8)	*
Robert L. Burr	--	(9)	*
Dominic J. Monetta	61,136	(8)	*
Otto C. Morch	30,009	(8)	*
Harry C. Schell	100,000	(10)	*
Robert M. Zech	5,000	(11)	*
DuPont Chemical and Energy	500,000	(12)	2.0%
Operations, Inc.
Flemings Funds	19,300,242	(13)	75.2%
All directors and executive officers as a group (11 persons)	2,150,745	(14)	8.0%

* = Less than 1%

__________

(1) Unless otherwise indicated, the address of each of the persons listed above is the address of the Company, 275 North Middletown Road, Pearl River, New York 10965.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from August 6, 2004. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not held by any other person) and which are exercisable within 60 days from August 6, 2004 have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(3) Includes (i) 245,000 shares which may be purchased at $2.375 per share; (ii) 60,837 shares which may be purchased at $2.551 per share; (iii) 15,000 shares which may be purchased at $2.50 per share; (iv) 15,000 shares which may be purchased at $1.90 per share; (v) 15,000 shares which may be purchased at $1.40 per share; (vi) 37,500 shares which may be purchased at $1.14 per share; (vii) 37,500 shares which may be purchased at $1.13 per share and (viii) 179,686 shares which may be purchased at $1.15 per share under immediately exercisable options.

(4) Includes (i) 37,500 shares which may be purchased at $2.375 per share; (ii) 98,337 shares which may be purchased at $2.551 per share; (iii) 70,128 shares which may be purchased at $1.14 per share; (iv) 28,125 shares which may be purchased at $1.13 per share; and (v) 9,374 shares which may be purchased at $1.15 per share under immediately exercisable options. Also includes 1,926 Common Stock purchase warrants with an exercise price of $.87 per share.

(5) Includes (i) 8,000 shares which may be purchased at $2.375 per share; (ii) 10,000 shares which may be purchased at $1.30 per share; (iii) 11,250 shares which may be purchased at $1.14 per share; (iv) 9,375 shares which may be purchased at $1.13 per share; and (v) 4,687 shares which may be purchased at $1.15 per share under immediately exercisable options.

(6) Includes (i) 55,000 shares which may be purchased at $2.375 per share; (ii) 5,000 shares which may be purchased at $2.53 per share; (iii) 9,163 shares which may be purchased at $2.55 per share; (iv) 50,000 shares which may be purchased at $1.10 per share (v) 30,000 shares which may be purchased at $1.14; (vi) 9,375 shares which may be purchased at $1.13 per share; and (vii) 7,030 shares which may be purchased at $1.15 per share under immediately exercisable options.

(7) Includes (i) 40,000 shares which may be purchased at $2.375 per share; (ii) 36,300 shares which may be purchased at $2.375 per share; (iii) 13,750 shares which may be purchased at $2.551 per share; (iv) 55,000 shares which may be purchased at $1.14 per share; (v) 10,000 shares which may be purchased at $1.13 per share; and (vi) 4,685 shares which may be purchased at $1.15 per share under immediately exercisable options. Also includes 6,420 Common Stock purchase warrants with an exercise price of $.89 per share.

(8) Includes (i) 5,000 shares which may be purchased at $2.375 per share; (ii) 5,000 shares which may be purchased at $2.375 per share; (iii) 5,000 shares which may be purchased at $3.08 per share; (iv) 5,000 shares which may be purchased at $.85 per share and (v) 5,000 shares which may be purchased at $1.13 per share under immediately exercisable options.

(9) Mr. Burr was appointed a director by the Flemings Funds at the Annual Meeting of Shareholders held in 2003. Mr. Burr's share ownership excludes all shares of Common Stock beneficially owned by the Flemings Funds.

(10) Includes (i) 10,000 shares which may be purchased at $2.375 per share; (ii) 10,000 shares which may be purchased at $2.785 per share; (iii) 10,000 shares which may be purchased at $3.08 per share; (iv) 10,000 shares which may be purchased at $.85 per share and (v) 10,000 shares which may be purchased at $1.13 per share under immediately exercisable options.

(11) Includes 5,000 shares which may be purchased at $.85 per share under immediately exercisable options. Mr. Zech's share ownership excludes all shares of Common Stock beneficially owned by the Flemings Funds.

(12) According to a Schedule 13D filed with the Securities and Exchange Commission, DuPont Chemical and Energy Operations, Inc. ("DCEO") and E.I. DuPont de Nemours and Company claim shared voting and dispositive power over the shares. DCEO's address is DuPont Building, Room 8045, 1007 Market Street, Wilmington, DE 19898.

(13) Fleming US Discovery Fund III, L.P. and Fleming US Discovery Offshore Fund III, L.P., and their general partner, Fleming US Discovery Partners, L.P. and its general partner, Fleming US Discovery Partners LLC, collectively referred to as ("Flemings Funds") are affiliates. The Fleming Funds' share ownership includes (i) 10,000 shares which may be purchased at $2.375 per share; (ii) 10,000 shares which may be purchased at $2.785 per share; (iii) 10,000 shares which may be purchased at $3.08 per share; (iv) 5,000 shares which may be purchased at $.85 per share and (v) 10,000 shares which may be purchased at $1.13 per share under immediately exercisable options. Also includes 51,358 Common Stock purchase warrants with an exercise price of $.87 per share, and 66,435 Common Stock purchase warrants with an exercise price of $1.21 per share. The address for Fleming US Discovery Fund III, L.P. is c/o JP Morgan Chase & Co., 1221 Avenue of the Americas, 40th Floor, New York, New York 10020, and the address for Fleming US Discovery Offshore Fund III, L.P. whose address is c/o Bank of Bermuda Ltd., 6 Front Street, Hamilton HM11 Bermuda.

(14) Includes exercisable options to purchase 1,305,102 shares of Common Stock, and Common Stock purchase warrants to purchase 8,346 shares of Common Stock, owned by the directors and officers as a group. Excludes 19,300,242 shares beneficially owned by the Flemings Funds.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the regular course of its business, the Company purchases refrigerants from and sells refrigerants to DuPont and performs recovery, reclamation, RefrigerantSide® Services and other services.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

BDO Seidman, LLP has audited and reported upon the consolidated financial statements of the Company for Fiscal 2003 and has been selected by the Audit Committee of the Board of Directors to examine and report upon the financial statements of the Company for the fiscal year ending December 31, 2004. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

In addition to retaining BDO Seidman, LLP to audit the Company's financial statements, the Company has engaged BDO Seidman, LLP from time to time to perform other services. The following sets forth the aggregate fees billed by BDO Seidman, LLP to the Company in connection with services rendered during the fiscal years ended December 31, 2002 and Fiscal 2003.

Audit Fees. The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of the Company's annual financial statements for the years ended December 31, 2003 and 2002, the review of the financial statements included in the Company's Forms 10-QSB and consents issued in connection with the Company's filings on Form SB-2 for 2003 and 2002 totaled $142,000 and $102,000, respectively.

Audit-Related Fees. The aggregate fees billed by BDO Seidman, LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements, for the years ended December 31, 2003 and 2002, and are not disclosed in the paragraph captions "Audit Fees" above, were none and none, respectively.

Tax Fees. The aggregate fees billed by BDO Seidman, LLP for professional services rendered for tax compliance, for the years ended December 31, 2003 and 2002, were none and none, respectively. The aggregate fees billed by BDO Seidman, LLP for professional services rendered for tax advice and tax planning, for the years ended December 31, 2003 and 2002, were none and none, respectively.

All Other Fees. The aggregate fees billed by BDO Seidman, LLP for products and services, other than the services described in the paragraphs captions "Audit Fees", "Audit-Related Fees", and "Tax Fees" above for the years ended December 31, 2003 and 2002, were none and none, respectively.

The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit services provided by BDO Seidman, LLP in 2003. Consistent with the Audit Committee's responsibility for engaging the Company's independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. The Audit Committee chairperson or their designee has been designated by the Audit Committee to approve any services arising during the year that were not pre-approved by the Audit Committee. Services approved by the Audit Committee chairperson are communicated to the full Audit Committee at its next regular meeting and the Audit Committee reviews services and fees for the fiscal year at each such meeting. Pursuant to these procedures, the Audit Committee approved the foregoing audit services provided by BDO Seidman, LLP.

SHAREHOLDER PROPOSALS

Shareholders who wish to present proposals appropriate for consideration at the next Annual Meeting of Shareholders must submit the proposal in proper form, and in satisfaction of the conditions established by the Securities and Exchange Commission, to the Company at its address set forth on the first page of this proxy statement not later than April 18, 2005 to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

After the August 27, 2005 deadline, a shareholder may present a proposal at the Company's next Annual Meeting if it is submitted to the Company's Secretary at the address set forth above no later than July 5, 2005. If timely submitted, the shareholder may present the proposal at the next Annual Meeting but the Company is not obligated to include the proposal in its proxy statement.

OTHER INFORMATION

Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2003 IS BEING FURNISHED HEREWITH TO EACH SHAREHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON THE RECORD DATE.

COPIES OF EXHIBITS TO SUCH ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED FOR A NOMINAL CHARGE TO SHAREHOLDERS WHO MAKE A WRITTEN REQUEST TO THE COMPANY AT THE FOLLOWING ADDRESS:

HUDSON TECHNOLOGIES, INC.

275 NORTH MIDDLETOWN ROAD

PEARL RIVER, NEW YORK 10965

ATTENTION: Stephen P. Mandracchia, Secretary

The Board is not aware of any other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to shareholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy included herewith to vote such proxy in accordance with their judgment.

By order of the Board
of Directors

Kevin J. Zugibe, P.E.
Chairman of the Board

August 16, 2004

APPENDIX A

AUDIT COMMITTEE CHARTER

AUDIT COMMITTEE CHARTER

  Composition

  There shall be a committee of the board of directors (the "Board") of Hudson Technologies, Inc. (the "Company") to be known as the Audit Committee which shall consist of such number of members as the Board may determine, but in any event, shall be no less than two (2). The members of the Audit Committee shall be elected, or appointed, by the Board of Directors, and at least a majority shall be independent directors, as such term is defined in Marketplace Rule 4200 of the National Association of Securities Dealer's, Inc. ("NASD), subject to exception in NASD Marketplace Rule 4350.

  The Board shall elect or appoint a chairperson of the Audit. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement, or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. .

  Authority and Rules Governing

  The Audit Committee shall meet at least once annually with the Company's independent public accountants, and at any time during the year when considered appropriate by the independent public accountants or the Audit Committee. The Chairman of the Audit Committee shall be the presiding officer thereof. The Committee may meet at such time or times on notice to all of the members thereof by the Chairman or by a majority of the members or by the Secretary of the Corporation and at such place or places as such notice may specify. At least twenty-four (24) hours notice of the meeting shall be given but such notice may be waived. Such notice may be given by mail, facsimile, telephone or personally.

  The Audit Committee shall cause minutes to be kept of its meetings that record actions taken. Such minutes shall be placed in the custody of the Secretary of the Corporation. The Committee may, except as otherwise provided by law, act in its discretion by a resolution or resolutions in writing signed by all the members of the Committee with the same force and effect as if duly passed by a duly convened meeting. Any such resolution or resolutions shall be recorded in the minute book of the Committee under the proper date thereof. Members of the Committee may also participate in a meeting by means of conference telephone or similar communications equipment, by means of which all persons participating in the meeting can hear each other and participation in the meeting pursuant to this provision, shall constitute presence in person at such meeting. A quorum of the members of Committee shall constitute a quorum.

  Responsibilities

The responsibilities of the Audit Committee are as follows:

  Ensure its receipt from the outside auditor of a formal written statement delineating all relationships between the outside auditor and the Company consistent with the Independence Standards Board Standard 1.
  Actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and be responsible for taking, or recommending that the board of directors take, appropriate action to oversee the independence of the outside auditor.
  In view of the outside auditor's ultimate accountability to the Board and the Audit Committee, as representatives of the Shareholders, the Audit Committee, acting together with the Board, has the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor (or nominate an outside auditor for shareholder approval in the proxy statement).
  Review with the outside auditor, the Company's internal auditor (if any), and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures of particular areas where new or more detailed controls of procedures or particular areas where new or more detailed controls or procedures are desirable.
  Consider, in consultation with the outside auditor and management of the Company, the audit scope and procedures.
  Review the financial statements contained in the annual report to stockholders with management and the outside auditor to determine that the outside auditor is satisfied with the disclosure and content of the financial statements to be presented to the stockholders.
  Meet with the internal auditor (if any), outside auditor or the management privately to discuss any matters that the audit committee, the internal auditor (if any), the outside auditor or the management believe should be discussed privately with the audit committee.
  Review and reassess the adequacy of the committee's charter annually.
  Prepare a report of the committee for inclusion in the Company's proxy statement in accordance with applicable regulation of the Securities and Exchange Commission.
  Make such other recommendation s to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.
  Limitations

The Audit Committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Audit Committee is not an audit. The audit is performed by the independent outside auditors. In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

APPENDIX B

2004 STOCK INCENTIVE PLAN

HUDSON TECHNOLOGIES, INC.

2004 Stock Incentive Plan

  Purposes; Definitions.

  The purpose of the Hudson Technologies, Inc. 2004 Stock Incentive Plan is to enable Hudson Technologies, Inc. to offer to those of its employees and to the employees of its Subsidiaries and other persons who are expected to contribute to the success of the Company, long term performance-based stock and/or other equity interests in the Company, thereby enhancing their ability to attract, retain and reward such key employees or other persons, and to increase the mutuality of interests between those employees or other persons and the shareholders of Hudson Technologies, Inc.

  For purposes of the Plan, the following terms shall be defined as set forth below:

    "Board" means the Board of Directors of Hudson Technologies, Inc.
    "Cause" shall have the meaning ascribed thereto in Section 5(b)(ix) below.
    "Change of Control" shall have the meaning ascribed thereto in Section 9 below.
    "Code" means the Internal Revenue Code of 1986, as amended from time to time and any successor thereto.
    "Committee" means any committee of the Board, which the Board may designate.
    "Company" means Hudson Technologies, Inc., a corporation organized under the laws of the State of New York.
    "Deferred Stock" means Stock to be received, under an award made pursuant to Section 7 below, at the end of a specified deferral period.
    "Disability" means disability as determined under procedures established by the Board or the Committee for purposes of the Plan.
    "Early Retirement" means retirement, with the approval of the Board or the Committee, for purposes of one or more award(s) hereunder, from active employment with the Company or any Parent or Subsidiary prior to age 65.
    "Exchange Act" means the Securities Exchange Act of 1934, as amended, as in effect from time to time.
    "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the principal market for the Stock is a national securities exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ) or the Over The Counter Bulletin Board, the closing sale price of the Stock on such day as reported by such exchange or market system or quotation medium, or on a consolidated tape reflecting transactions on such exchange or market system or quotation medium, or (ii) if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on NASDAQ or the Over The Counter Bulletin Board, the mean between the closing bid sale price for the Stock on such day as reported by NASDAQ or the National Quotation Bureau, Inc.; provided that if clauses (i) and (ii) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Stock shall be determined by the Board of Directors or the Committee, as the case may be, which determination shall be conclusive as to the Fair Market Value of the Stock.
    "Incentive Stock Option" means any Stock Option which is intended to be and is designated as an "incentive stock option" within the meaning of Section 422 of the Code, or any successor thereto.
    "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.
    "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.
    "Other Stock-Based Award" means an award under Section 8 below that is valued in whole or in part by reference to, or is otherwise based upon, Stock.
    "Parent" means any present or future parent of the Company, as such term is defined in Section 424(e) of the Code, or any successor thereto.
    "Plan" means this Hudson Technologies, Inc. 2004 Stock Incentive Plan, as hereinafter amended from time to time.
    "Restricted Stock" means Stock, received under an award made pursuant to Section 6 below, that is subject to restrictions imposed pursuant to said Section 6.
    "Retirement" means Normal Retirement or Early Retirement.
    "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Exchange Act, as in effect from time to time, and any successor thereto.
    "Securities Act" means the Securities Act of 1933, as amended, as in effect from time to time.
    "Stock" means the Common Stock of the Company, $.01 par value per share.
    "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.
    "Subsidiary" means any present or future (A) subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code, or any successor thereto, or (B) unincorporated business entity in which the Company owns, directly or indirectly, 50% or more of the voting rights, capital or profits.
  Administration.

  The Plan shall be administered by the Board, or at its discretion, the Committee, the membership of which shall consist solely of two or more members of the Board, each of whom shall serve at the pleasure of the Board and shall be a "Non-Employee Director," as defined in Rule 16b-3 [and outside director under Section 162(m) of the Code?] and shall be at all times constituted so as not to adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or with the requirements of any other applicable law, rule or regulation.

  The Board or the Committee, as the case may be, shall have the authority to grant, pursuant to the terms of the Plan, to officers and other employees or other persons eligible under Section 4 below: (i) Stock Options, (ii) Restricted Stock, (iii) Deferred Stock, and/or (iv) Other Stock-Based Awards.

  For purposes of illustration and not of limitation, the Board or the Committee, as the case may be, shall have the authority (subject to the express provisions of the Plan):

      to select the officers, other employees of the Company or any Parent or Subsidiary and other persons to whom Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards may be from time to time granted hereunder;
      to determine the Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards, or any combination thereof, if any, to be granted hereunder to one or more eligible persons;
      to determine the number of shares of Stock to be covered by each award granted hereunder;

      to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting acceleration, exercisability and/or forfeiture provisions);
      to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company or any Parent or Subsidiary outside of the Plan;
      to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred; and
      to substitute (A) new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher option exercise prices and/or containing other less favorable terms, and (B) new awards of any other type for previously granted awards of the same type, including previously granted awards which contain less favorable terms.

  Subject to Section 10 hereof, The Board or the Committee, as the case may be, shall have the authority to (i) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, (ii) interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and (iii) to otherwise supervise the administration of the Plan.

  Subject to the express provisions of the Plan, all decisions made by the Board or the Committee, as the case may be, pursuant to the provisions of the Plan shall be made in the Board or the Committee's sole and absolute discretion and shall be final and binding upon all persons, including the Company, its Parent and Subsidiaries and the Plan participants.

  Stock Subject to Plan.

  The total number of shares of Stock reserved and available for distribution under the Plan shall be Two Million, Five Hundred Thousand (2,500,000) shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

  If any shares of Stock that have been optioned cease to be subject to a Stock Option for any reason, or if any shares of Stock that are subject to any Restricted Stock award, Deferred Stock award or Other Stock-Based award are forfeited or any such award otherwise terminates without the issuance of such shares, such shares shall again be available for distribution under the Plan.

  In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the (A) aggregate number of shares of Stock reserved for issuance under the Plan, (B) number, kind and exercise price of shares of Stock subject to outstanding Options granted under the Plan, and (C) number, kind, purchase price and/or appreciation base of shares of Stock subject to other outstanding awards granted under the Plan, as may be determined to be appropriate by the Board or the Committee, as the case may be, in order to prevent dilution or enlargement of rights; provided, however, that the number of shares of Stock subject to any award shall always be a whole number. Such adjusted exercise price shall also be used to determine the amount which is payable to the optionee upon the exercise by the Board or the Committee, as the case may be, of the alternative settlement right which is set forth in Section 5(b)(xi) below.

  Subject to the provisions of the immediately preceding paragraph, the maximum numbers of shares subject to Options, Restricted Stock awards, Deferred Stock awards, and other Stock-Based awards to each of the Company's chief executive office and the four other highest compensated executive officers who are employed by the Company on the last day of any taxable year of the Company, shall be One Million, Two Hundred Fifty Thousand (1,250,000) shares during the term of the Plan.

  Eligibility.

  Officers and other employees of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an award under the Plan employed by the Company or any Parent or Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Parent or Subsidiary, are eligible to be granted Options and awards under the Plan. In addition, Non-Qualified Stock Options and other awards may be granted under the Plan to any person, including, but not limited to, directors, independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to the success of the Company. Eligibility under the Plan shall be determined by the Board or the Committee, as the case may be.

  The Board or the Committee, as the case may be, may, in its sole discretion, include additional conditions and restrictions in the agreement entered into in connection with such awards under the Plan. The grant of an Option or other award under the Plan, and any determination made in connection therewith, shall be made on a case by case basis and can differ among optionees and grantees. The grant of an Option or other award under the Plan is a privilege and not a right and the determination of the Board or the Committee, as the case may be, can be applied on a non-uniform (discretionary) basis.

  Stock Options.
    Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms as the Board or the Committee, as the case may be, may from time to time approve. The Board or the Committee, as the case may be, shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options, and they may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option is not designated as an Incentive Stock Option or does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. The grant of an Option shall be deemed to have occurred on the date on which the Board or the Committee, as the case may be, by resolution, designates an individual as a grantee thereof, and determines the number of shares of Stock subject to, and the terms and conditions of, said Option.

    Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options or any agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under said Section 422.

    Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:
      Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Board or the Committee, as the case may be, at the time of grant but as to Incentive Stock Options and Non-Qualified Stock Options shall be not less than 100% (110% in the case of an Incentive Stock Option granted to an optionee ("10% Shareholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent, if any, or its Subsidiaries) of the Fair Market Value of the Stock at the time of grant.
      Option Term. The term of each Stock Option shall be fixed by the Board or the Committee, as the case may be, but no Incentive Stock Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to a 10% Shareholder) after the date on which the Option is granted.

      Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board or the Committee, as the case may be. If the Board or the Committee, as the case may be, provides, in its discretion, that any Stock Option is exercisable only in installments, the Board or the Committee, as the case may be, may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Board or the Committee, as the case may be, shall determine.
      Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Stock Option agreement referred to in Section 5(b)(xii) below or otherwise provided by the Board, or Committee, as the case may be, either at or after the date of grant of the Stock Option, in whole shares of Stock which are already owned by the holder of the Option or partly in cash and partly in such Stock. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. If permitted, payments in the form of Stock (which shall be valued at the Fair Market Value of a share of Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. In addition to the foregoing, payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form, together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares covered by the option and deliver the sale or margin loan proceeds directly to the Company. Except as otherwise expressly provided in the Plan or in the Stock Option agreement referred to in Section 5(b)(xii) below or otherwise provided by the Board or Committee, as the case may be, either at or after the date of grant of the Option, no Option which is granted to a person who is at the time of grant an employee of the Company or of a Subsidiary or Parent of the Company may be exercised at any time unless the holder thereof is then an employee of the Company or of a Parent or a Subsidiary. The holder of an Option shall have none of the rights of a shareholder with respect to the shares subject to the Option until the optionee has given written notice of exercise, has paid in full for those shares of Stock and, if requested by the Board or Committee, as the case may be, has given the representation described in Section 12(a) below.
      Transferability; Exercisability. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, except as may be otherwise provided with respect to a Non-Qualified Option pursuant to the specific provisions of the Stock Option agreement pursuant to which it was issued as referred to in Section 5(b)(xii) below (which agreement may be amended, from time to time). Except as otherwise provided in the Stock Option agreement relating to a Non-Qualified Stock Option, all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or his or her guardian or legal representative.
      Termination by Reason of Death. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Parent or Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board or Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.
      Termination by Reason of Disability. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.
      Termination by Reason of Retirement. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Normal Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the date of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. If an optionee's employment with the Company or any Parent or Subsidiary terminates by reason of Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the Board or the Committee, as the case may be, so approves at the time of Early Retirement, any Stock Option held by the optionee may thereafter be exercised by the optionee as provided above in connection with termination of employment by reason of Normal Retirement.
      Other Termination. Subject to the provisions of Section 12(g) below and unless otherwise determined by the Board or Committee, as the case may be, at or after the time of grant, if an optionee's employment by the Company or any Parent or Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon automatically terminate, except that if the optionee is involuntarily terminated by the Company or any Parent or a Subsidiary without Cause (as hereinafter defined), such Stock Option may be exercised for a period of [three months] (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter. For purposes of the Plan, "Cause" shall mean (1) the conviction of the optionee of a felony under Federal law or the law of the state in which such action occurred, (2) dishonesty by the optionee in the course of fulfilling his or her employment duties, or (3) the failure on the part of the optionee to perform his or her employment duties in any material respect. In addition, with respect to an option granted to an employee of the Company, a Parent or a Subsidiary, for purposes of the Plan, "Cause" shall also include any definition of "Cause" contained in any employment agreement between the optionee and the Company, Parent or Subsidiary, as the case may be.
      Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all such plans of optionee's employer corporation and its Parent and Subsidiaries) shall not exceed $100,000.
      Alternative Settlement of Option. If provided for, upon the receipt of written notice of exercise or otherwise provided for by the Board or Committee, as the case may be, either at or after the time of grant of the Stock Option, the Board or the Committee, as the case may be, may elect to settle all or part of any Stock Option by paying to the optionee an amount, in cash or Stock (valued at Fair Market Value on the date of exercise), equal to the product of the excess of the Fair Market Value of one share of Stock, on the date of exercise over the Option exercise price, multiplied by the number of shares of Stock with respect to which the optionee proposes to exercise the Option. Any such settlements which relate to Options which are held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with any "window period" provisions of Rule 16b-3, to the extent applicable, and with such other conditions as the Board or Committee, as the case may be, may impose.
      Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.
  Restricted Stock.
    Grant and Exercise. Shares of Restricted Stock may be issued either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of Restricted Stock upon the attainment of such factors as the Board or the Committee, as the case may be, may determine.
    Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:
      Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights related thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Restricted Stock agreement referred to in Section 6(b)(iv) below. Such certificates shall be deposited by the holder with the Company, together with stock powers or other instruments of assignment, endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the applicable Restricted Stock agreement.
      Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes, and the issuance thereof shall be made for at least the minimum consideration (if any) necessary to permit the shares of Restricted Stock to be deemed to be fully paid and nonassessable. The holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock, with the exceptions that (A) the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (D) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions during the Restriction Period; and (E) a breach of any of the restrictions, terms or conditions contained in the Plan or the Restricted Stock agreement referred to in Section 6(b)(iv) below, or otherwise established by the Board or Committee, as the case may be, with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.
      Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock agreement referred to in Section 6(b)(iv) below, and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.
      Each Restricted Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.
  Deferred Stock.
    Grant and Exercise. Deferred Stock may be awarded either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Deferred Stock will be deferred, and all the other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of the Deferred Stock upon the attainment of such factors or criteria as the Board or the Committee, as the case may be, shall determine.
    Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:
      Subject to the provisions of the Plan and Deferred Stock agreement referred to in Section 7(b)(vii) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.
      As determined by the Board or the Committee, as the case may be, at the time of award, amounts equal to any dividends declared during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) with respect to the number of shares covered by a Deferred Stock award may be paid to the participant currently or deferred and deemed to be reinvested in additional Deferred Stock.
      Subject to the provisions of the Deferred Stock agreement referred to in Section 7(b)(vii) below and this Section 7 and Section 12(g) below, upon termination of a participant's employment with the Company or any Parent or Subsidiary for any reason during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) for a given award, the Deferred Stock in question will vest or be forfeited in accordance with the terms and conditions established by the Board or the Committee, as the case may be, at the time of grant.
      The Board or the Committee, as the case may be, may, after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of a Deferred Stock award.
      In the event of hardship or other special circumstances of a participant whose employment with the Company or any Parent or Subsidiary is involuntarily terminated (other than for Cause), the Board or the Committee, as the case may be, may waive in whole or in part any or all of the remaining deferral limitations imposed hereunder or pursuant to the Deferred Stock agreement referred to in Section 7(b)(vii) below with respect to any or all of the participant's Deferred Stock.
      A participant may request to, and the Board or the Committee, as the case may be, may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified period or until a specified event (the "Additional Deferral Period"). Subject to any exceptions adopted by the Board or the Committee, as the case may be, such request must be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).
      Each Deferred Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.
  Other Stock-Based Awards.
    Grant and Exercise. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any Parent or Subsidiary, may be granted either alone or in addition to or in tandem with Stock Options, Restricted Stock or Deferred Stock. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may also provide for the grant of Stock under such awards upon the completion of a specified performance period.
    Terms and Conditions. Each Other Stock-Based Award shall be subject to the following terms and conditions:
      Shares of Stock subject to an Other Stock-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction or period of deferral lapses.
      The recipient of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares covered by the award, as determined by the Board or the Committee, as the case may be, at the time of the award. The Board or the Committee, as the case may be, may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock.
      Any Other Stock-Based Award and any Stock covered by any Other Stock-Based Award shall vest or be forfeited to the extent so provided in the award agreement referred to in Section 8(b)(v) below, as determined by the Board or the Committee, as the case may be.
      In the event of the participant's Retirement, Disability or death, or in cases of special circumstances, the Board or the Committee, as the case may be, may waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Other Stock-Based Award.
      Each Other Stock-Based Award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and by the participant.
  Change of Control Provisions.
    A "Change of Control" shall be deemed to have occurred on the tenth day after:
      any individual, corporation or other entity or group (as defined in Section 13(d)(3) of the Exchange Act), becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Exchange Act) of more than [50]% of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or
      the commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Exchange Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Exchange Act for any class of the Company's capital stock; or
      the shareholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the shareholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives, or (B) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company;

    provided, however, that a "Change of Control" shall not be deemed to have taken place if beneficial ownership is acquired (A) directly from the Company, other than an acquisition by virtue of the exercise or conversion of another security unless the security so converted or exercised was itself acquired directly from the Company, or (B) by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company; or any trustee of or fiduciary with respect to any such plan when acting in such capacity.

    In the event of a "Change of Control" as defined in Section 9(a) above, awards granted under the Plan will be subject to the following provisions, unless the provisions of this Section 9 are suspended or terminated by an affirmative vote of a majority of the Board prior to the occurrence of such a "Change of Control":
      all outstanding Stock Options which have been outstanding for at least one year shall become exercisable in full, whether or not otherwise exercisable at such time, and any such Stock Option shall remain exercisable in full thereafter until it expires pursuant to its terms; and
      all restrictions and deferral limitations contained in Restricted Stock awards, Deferred Stock awards and Other Stock-Based Awards granted under the Plan shall lapse.
  Amendments and Termination.

  The Board may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Stock if the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or any other applicable law, rule or regulation. The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other award theretofore granted under the Plan; provided, however, that subject to Section 3 above, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the optionee or participant without the optionee's or participant's consent, except for such amendments which are made to cause the Plan to qualify for the exemption provided by Rule 16b-3.

  Unfunded Status of Plan.

  The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company.

  General Provisions.
    The Board or the Committee, as the case may be, may require each person acquiring shares of Stock pursuant to an Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares for investment without a view to distribution thereof.

    All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Board or the Committee, as the case may be, may deem to be advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or association upon which the Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Board or the Committee, as the case may be, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

    Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.
    Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Parent or Subsidiary any right to continued employment with the Company or any Parent or Subsidiary, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment of any of its employees at any time.
    No later than the date as of which an amount first becomes includable in the gross income of the participant for Federal income tax purposes with respect to any Option or other award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Board or the Committee, as the case may be, regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Board or the Committee, as the case may be, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements, and the Company or the participant's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant from the Company or any Parent or Subsidiary.
    The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).
    Any Stock Option granted or other award made under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent or Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under the Plan).
    A leave of absence, unless otherwise determined by the Board or Committee prior to the commencement thereof, shall not be considered a termination of employment. Any Stock Option granted or awards made under the Plan shall not be affected by any change of employment, so long as the holder continues to be an employee of the Company or any Parent or Subsidiary.
    Except as otherwise expressly provided in the Plan or in any Stock Option agreement, Restricted Stock agreement, Deferred Stock agreement or any Other Stock-Based Award agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be subject to the debts, contracts or liabilities of the person entitled to such benefit.
    The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (A) all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act, and (B) the rules and regulations of any securities exchange or association on which the Stock may be listed or traded.
    If any of the terms or provisions of the Plan conflicts with the requirements of Rule 16b-3 as in effect from time to time, or with the requirements of any other applicable law, rule or regulation, and with respect to Incentive Stock Options, Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and with respect to Incentive Stock Options, Section 422 of the Code. With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.
    The Board or the Committee, as the case may be, may terminate any Stock Option or other award made under the Plan if a written agreement relating thereto is not executed and returned to the Company within 30 days after such agreement has been delivered to the optionee or participant for his or her execution.
    The grant of awards pursuant to the Plan shall not in any way effect the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.
  Effective Date of Plan.

  The Plan shall be effective as of the date of the approval and adoption thereof at a meeting of the stockholders of the Company.

  Term of Plan.

No Stock Option, Restricted Stock Award, Deferred Stock award or Other Stock-Based Award shall be granted pursuant to the Plan after the tenth anniversary of the effective date of the Plan, but awards granted on or prior to such tenth anniversary may extend beyond that date.

HUDSON TECHNOLOGIES, INC.

275 North Middletown Road

Pearl River, New York 10965

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 10, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints KEVIN J. ZUGIBE and STEPHEN P. MANDRACCHIA, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Shareholders of Hudson Technologies, Inc. (the "Company") on Friday, September 10, 2004, at the Pearl River Hilton, 500 Veterans Memorial Highway, Pearl River, New York 10965 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1. ELECTION OF DIRECTORS:
☐	FOR all nominees listed below	☐	WITHHOLD AUTHORITY
	(except as marked to the contrary below).		to vote for all nominees listed below.

Dominic J. Monetta, Harry C. Schell, Robert M. Zech and Kevin J. Zugibe

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

2. Approval of the Company's 2004 Stock Incentive Plan
☐	FOR	☐	AGAINST	☐	ABSTAIN

(Continued and to be signed on reverse side)

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES AND THE PROPOSALS LISTED ABOVE.

DATED: ________________________________, 2004

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

__________________________________
Signature

__________________________________
Signature if held jointly

Please mark, sign, date and return this proxy card promptly using the enclosed envelope.